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                                                                  Exhibit 99(17)

                                 FORM OF PROXY



               [Logo]                                YOUR VOTE IS IMPORTANT!
             [Address]
                                                        VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                LOG ON TO WWW.PROXYWEB.COM/XXXXX

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
 *** CONTROL NUMBER: xxx xxx xxx xxx xx ***       Please fold and detach card at perforation before mailing.
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                       SCUDDER SMALL COMPANY VALUE FUND
                           Scudder Securities Trust
                            Two International Place
                       Boston, Massachusetts 02110-4103
                              (800) [          ]
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            [time], on May 24, 2001

     The undersigned hereby appoints __________, ____________ and ____________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Scudder Small Company Value Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001 at [time], Eastern time, and at any adjournments thereof.


                                        PLEASE SIGN AND RETURN PROMPTLY IN THE
                                        ENCLOSED ENVELOPE. NO POSTAGE IS
                                        REQUIRED.


                                        Dated ____________________________, 2001


                                        Please sign exactly as your name or
                                        names appear. When signing as an
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title as such.


             [Name]                     ----------------------------------------
             [Address]
                                        ----------------------------------------
                                             Signature(s) of Shareholder(s)
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                [Logo]                              YOUR VOTE IS IMPORTANT!
              [Address]
                                                      VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-xxx-xxx-xxxx OR
                                                LOG ON TO WWW.PROXYWEB.COM/xxxxx

          Please fold and detach card at perforation before mailing.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SCUDDER SMALL COMPANY VALUE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.
                                                            ---

                  Please vote by filling in the boxes below.


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
                                                                FOR         AGAINST       ABSTAIN
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PROPOSAL
--------

To approve an Agreement and Plan of Reorganization for the      [_]         [_]           [_]
Fund.  Under the Plan, (i) all or substantially all of
the assets and all of the liabilities of the Fund would be
transferred to Kemper Small Cap Value Fund, (ii) each
shareholder of the Fund would receive Class S shares of
Kemper Small Cap Value Fund in an amount equal to the value
of their holdings in the Fund, and (iii) the Fund would then be terminated.
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The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                          PLEASE SIGN ON REVERSE SIDE